EMPOWER FUNDS, INC.

Empower Core Strategies: International Equity Fund Institutional Class Ticker: MXECX Investor Class Ticker: MXEVX	Empower Core Strategies: U.S. Equity Fund Institutional Class Ticker: MXEBX Investor Class Ticker: MXETX
Empower International Index Fund Institutional Class Ticker: MXPBX Investor Class Ticker: MXINX	Empower Real Estate Index Fund Institutional Class Ticker: MXSFX Investor Class Ticker: MXREX
Empower S&P 500® Index Fund Institutional Class Ticker: MXKWX Investor Class Ticker: MXVIX	Empower S&P Mid Cap 400® Index Fund Institutional Class Ticker: MXNZX Investor Class Ticker: MXMDX Class L Ticker: MXBUX
Empower S&P Small Cap 600® Index Fund Institutional Class Ticker: MXERX Investor Class Ticker: MXISX Class L Ticker: MXNSX
(the “Funds”)
Supplement dated October 1, 2026 to the Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAIs”) for the Funds, each dated April 30, 2026, as supplemented
Effective immediately, Michael Lynch, CFA, will no longer serve as a portfolio manager of the Funds and all references to Mr. Lynch in the Prospectuses, Summary Prospectuses and SAIs are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectuses, Summary Prospectuses and SAIs for the Funds, each dated April 30, 2026, as supplemented.
Please keep this Supplement for future reference.